Exhibit 10.5

THIS NOTE HAS BEEN ISSUED WITHOUT REGISTRATION IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE “1933 ACT”) AND SECTION 10-5-9(13) OF THE OFFICIAL CODE OF GEORGIA ANNOTATED (THE “GEORGIA CODE”). THIS NOTE MAY NOT BE OFFERED FOR SALE, SOLD, OR TRANSFERRED OTHER THAN (i) PURSUANT TO AN EFFECTIVE REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE 1933 ACT AND THE GEORGIA CODE AND (ii) UPON RECEIPT BY THE BORROWER OF EVIDENCE SATISFACTORY TO IT OF COMPLIANCE WITH THE 1933 ACT, THE GEORGIA CODE AND THE APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION. THE BORROWER SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO IT WITH RESPECT TO COMPLIANCE WITH THE ABOVE LAWS.

$25,000.00	Gray, Georgia
December 31, 2008

PROMISSORY NOTE

FOR VALUE RECEIVED, and subject to the provisions of this Note, the undersigned, PIEDMONT COMMUNITY BANK GROUP, INC., a Georgia corporation, hereinafter called “Borrower”, promises to pay to the order of Frank Davis, an individual resident of the State of Georgia hereinafter called “Payee”, at such place as Payee shall designate in writing, in lawful money of the United States of America which shall at the time of payment be legal tender for the payment of all debts, public or private, the principal sum of TWENTY FIVE THOUSAND AND NO/100 DOLLARS ($25,000.00), with interest from the date hereof at a fixed rate equal to 12% during the term of the Note. The interest rate shall be per annum on the principal amount from time to time outstanding, and the interest and principal shall be paid as follows:

All accrued interest shall be due and payable on the first business day of each month during the term of this Note and the entire principal balance hereof, together with all accrued and unpaid interest thereon, shall be due and payable upon the first anniversary of the date hereof (the first anniversary of the date hereof is hereinafter referred to as the “Maturity Date”).

Borrower shall reimburse Payee for any reasonable expenses (including, without limitation, attorney’s fees) actually incurred by Payee in connection with the collection or enforcement of this Note.

Default. If Borrower fails to pay when due any amount payable under this Note within five (5) days after notice from the Holder, or if Borrower shall commence a voluntary case or if an involuntary case is commenced against Borrower under Title 11 of the United States Code entitled “Bankruptcy” as now or hereafter in effect, then Borrower shall be in default under this Note. In the event Borrower shall be in default under this Note, at the option of Payee and without further demand or notice of any kind, the entire unpaid principal balance of this Note, together with accrued interest thereon, may be declared and thereupon immediately shall become due and payable, and Payee, at the option of Payee and without demand or notice of any kind, may exercise any and all rights and remedies provided for or allowed by law or in equity.

Prepayment Privilege. This Note may be prepaid in whole or in part at any time and from time to time without fee, premium or penalty.

Time. Time is of the essence of this Note.

Waiver. Demand, presentment, notice, protest and notice of dishonor are hereby waived by Borrower.

Governing Law. This Note shall be governed by, construed under and interpreted and enforced in accordance with the laws of the State of Georgia.

SIGNED, SEALED AND DELIVERED by the undersigned Borrower as of the day and year first above written.

PIEDMONT COMMUNITY BANK GROUP, INC., a Georgia corporation

/s/ Julie H. Simmons
Name:	Julie H. Simmons
Title:	CFO

/s/ Mickey Parker
Name:	Mickey Parker
Title:	President

[CORPORATE SEAL]

THIS NOTE HAS BEEN ISSUED WITHOUT REGISTRATION IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE “1933 ACT”) AND SECTION 10-5-9(13) OF THE OFFICIAL CODE OF GEORGIA ANNOTATED (THE “GEORGIA CODE”). THIS NOTE MAY NOT BE OFFERED FOR SALE, SOLD, OR TRANSFERRED OTHER THAN (i) PURSUANT TO AN EFFECTIVE REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE 1933 ACT AND THE GEORGIA CODE AND (ii) UPON RECEIPT BY THE BORROWER OF EVIDENCE SATISFACTORY TO IT OF COMPLIANCE WITH THE 1933 ACT, THE GEORGIA CODE AND THE APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION. THE BORROWER SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO IT WITH RESPECT TO COMPLIANCE WITH THE ABOVE LAWS.

$500,000.00	Gray, Georgia
December 31, 2008

PROMISSORY NOTE

FOR VALUE RECEIVED, and subject to the provisions of this Note, the undersigned, PIEDMONT COMMUNITY BANK GROUP, INC., a Georgia corporation, hereinafter called “Borrower”, promises to pay to the order of Penmain Head, LLC, an corporation of the State of Georgia hereinafter called “Payee”, at such place as Payee shall designate in writing, in lawful money of the United States of America which shall at the time of payment be legal tender for the payment of all debts, public or private, the principal sum of FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00), with interest from the date hereof at a fixed rate equal to 12% during the term of the Note. The interest rate shall be per annum on the principal amount from time to time outstanding, and the interest and principal shall be paid as follows:

All accrued interest shall be due and payable on the first business day of each month during the term of this Note and the entire principal balance hereof, together with all accrued and unpaid interest thereon, shall be due and payable upon the first anniversary of the date hereof (the first anniversary of the date hereof is hereinafter referred to as the “Maturity Date”).

Borrower shall reimburse Payee for any reasonable expenses (including, without limitation, attorney’s fees) actually incurred by Payee in connection with the collection or enforcement of this Note.

Default. If Borrower fails to pay when due any amount payable under this Note within five (5) days after notice from the Holder, or if Borrower shall commence a voluntary case or if an involuntary case is commenced against Borrower under Title 11 of the United States Code entitled “Bankruptcy” as now or hereafter in effect, then Borrower shall be in default under this Note. In the event Borrower shall be in default under this Note, at the option of Payee and without further demand or notice of any kind, the entire unpaid principal balance of this Note, together with accrued interest thereon, may be declared and thereupon immediately shall become due and payable, and Payee, at the option of Payee and without demand or notice of any kind, may exercise any and all rights and remedies provided for or allowed by law or in equity.

Prepayment Privilege. This Note may be prepaid in whole or in part at any time and from time to time without fee, premium or penalty.

Time. Time is of the essence of this Note.

Waiver. Demand, presentment, notice, protest and notice of dishonor are hereby waived by Borrower.

Governing Law. This Note shall be governed by, construed under and interpreted and enforced in accordance with the laws of the State of Georgia.

SIGNED, SEALED AND DELIVERED by the undersigned Borrower as of the day and year first above written.

PIEDMONT COMMUNITY BANK GROUP, INC., a Georgia corporation

/s/ Julie H. Simmons
Name:	Julie H. Simmons
Title:	CFO

/s/ Mickey Parker
Name:	Mickey Parker
Title:	President

[CORPORATE SEAL]